EXHIBIT 10.1

                                    AGREEMENT
                                    ---------


       THIS AGREEMENT (the "Agreement") is made as of the 12th day of April, 2004, by and between PORTER CAPITAL CORPORATION, an Alabama corporation having an office at 38-A Grove Street, Suite 201, Ridgefield, Connecticut 06877 ("PCC"), and PARADISE MUSIC & ENTERTAINMENT, INC., a Delaware corporation having an office at PMB 300 1630 A 30th Street, Boulder, Colorado 80301 ("Paradise").

       WHEREAS, Paradise is indebted to PCC in the amount of $607,351.45 (the "Obligation") as at October 10, 2003, the payment of which Obligation is in default;

       WHEREAS, Paradise has requested PCC to reduce the Obligation and has agreed to make payment thereof in an amount and subject to the terms and conditions contained herein and PCC has agreed to accept the same; and

       WHEREAS, Paradise has requested PCC to extend to it a line of credit in an amount of up to $5,000,000.00;

       NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties agree as follows:

       1. THE OBLIGATION. So long as Paradise is not in default of the terms hereof: (a) the amount of the Obligation will be reduced to $300,000.00 and it shall become due and payable April 15, 2005 (the "Due Date"); (b) the Obligation will bear interest at the rate of 18% per annum from and after the earlier of
(i) the Due Date and (ii) the date on which PCC accelerates payment of the Obligation pursuant to the provisions hereof (clause (b)(i) and (b)(ii) hereof collectively, the "Maturity Date"); and (c) interest will be payable monthly in advance.

       2. PREPAYMENT OF THE OBLIGATION. The Obligation shall be prepaid out of the net proceeds received by PCC from the sale of shares of Common Stock in Paradise presently owned by PCC at such time or from time to time as such shares are saleable on the public market.

       3. ESCROW STOCK. Paradise agrees to deposit 15,000,000 fully paid and non-assessable shares of its Common Stock in escrow (the "Escrow Stock") in a brokerage account at The Maxim Group, 405 Lexington Avenue, New York, New York 10174 ("Maxim") pursuant to an Escrow Agreement substantially in the form of EXHIBIT A hereto. To the extent that the proceeds of sale referred to in Paragraph 2 above are insufficient to pay the Obligation in full by the Due Date or in the event PCC is, for whatever reason, legally prevented from selling a sufficient amount of shares to repay the Obligation in full by the Due Date, a sufficient number of shares of Escrow Stock will be delivered to PCC so that the market value will make up the shortfall in the payment of the Obligation, and if PCC is unable to sell any of its stock, then the number of shares having a market value of $300,000.00 shall be delivered to PCC. If Paradise shall not satisfy the Obligation in full by the close of business on the day that is six
(6) months after the Maturity Date, PCC shall be entitled to keep all of the Escrow Stock and Paradise shall, if requested by PCC, direct Maxim to deliver all of the Escrow Stock to PCC or an account designated by PCC.

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       4.     COMMON STOCK REPURCHASE OPTION.  Until the earlier of the date the
Obligation is paid in full or the Due Date, Paradise shall have the option to purchase up to 1,200,000 shares of Common Stock of Paradise owned by PCC at a price of $0.25 per share (up to the outstanding balance of the Obligation), the proceeds of which shall be used to pay the Obligation. Such option shall be exercised by Paradise tendering to PCC, payment for the purchased shares together with notice of exercise of its option.

       5. ACCOUNTS RECEIVABLE CREDIT FACILITY. So long as Paradise is not in default of any of the terms hereof, PCC will extend to Paradise a line of credit in the amount of up to $5,000,000.00 for the purposes of financing acquisitions by Paradise. Loans made from such credit facility will be fully secured by accounts receivable, will be subject to credit review by PCC on a case by case basis, will be on PCC's normal business terms and each loan will be documented in accordance with PCC's standard practice.

       6. DELIVERY OF CERTIFICATES OWED TO PCC. Paradise agrees to promptly deliver to Maxim for deposit in PCC's account # 55953581 at Maxim, certificates for all shares previously acquired by but heretofore undelivered to PCC (the "Certificates").

       7. REPRESENTATION AND WARRANTIES. Paradise makes the following representations and warranties to PCC, all of which are material and are made to induce PCC to enter into this Agreement, are true as of the date hereof and shall continue to be true until the Obligation is fully satisfied.

              7.1 ORGANIZATION OF PARADISE; AUTHORITY; POWER, ETC. Paradise is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, and has full power, legal capacity and authority to execute this Agreement and all agreements and certificates to be executed in connection herewith (collectively, the "Documents") and to perform and observe all of its obligations hereunder and thereunder.

              7.2 VIOLATION OF OTHER AGREEMENTS. The execution and delivery of the Documents and the performance and observance of the covenants to be performed and observed thereunder do not violate or constitute a default in any agreement to which Paradise is a party.

              7.3 VALIDITY OF DOCUMENTS. Upon due execution and delivery thereof, the Documents shall constitute the legal, valid and binding obligations of Paradise, enforceable against Paradise in accordance with their respective terms, subject only to bankruptcy and insolvency laws applicable to creditors generally and to equity principles which may preclude specific performance and other equitable remedies.

              7.4 CHARACTER OF REPRESENTATIONS; SURVIVAL. The representations and warranties contained in this Agreement or in any certificate or statement furnished to PCC by Paradise shall survive the execution of this Agreement and shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

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              7.5    AUTHORIZED   SHARES.  As  of  the  date  hereof  there  are
75,000,000 shares of Common Stock of Paradise authorized for issuance all of which Common Stock is outstanding or reserved for issuance after giving effect to all options, warrants and other securities that are convertible into shares of Common Stock of Paradise. There is a sufficient number of authorized and unissued shares of Common Stock of Paradise to satisfy the provisions of Paragraph 3 above.

       8.     COVENANTS OF PARADISE. Paradise covenants and agrees as follows:

              8.1 PERFORMANCE OF COVENANTS IN THE DOCUMENTS. To fully and faithfully perform and observe the covenants and obligations to be performed and observed in each of the Documents, and not suffer or permit a default thereunder.

              8.2 COOPERATION WITH PCC. To cause Kelly T. Hickel, its President and Chairman, to cooperate fully with PCC in order to carry out the intent of this Agreement.

              8.3 INDEMNIFICATION. Paradise agrees to indemnify and hold PCC harmless against any and all claims and liability, including reasonable legal costs and expenses arising out of or in any way relating to the Documents and the transactions contemplated by the Documents, except if such claims and liability arise from the gross negligence or willful misconduct of PCC. PCC shall be entitled to appear in any action or proceeding to defend itself against any such claims, and, if Paradise is not named and served as a party to such action or proceeding, PCC agrees to promptly notify Paradise of the pendency of such action or proceeding and cooperate with Paradise to permit Paradise to intervene therein. All costs incurred by PCC in connection with any such action or proceeding, including attorneys' fees, shall be reimbursed by Paradise to PCC within thirty (30) days after presentment.

              8.4 NOTIFICATION OF COMMON STOCK ISSUANCE. Paradise shall notify PCC in writing at least five (5) days in advance of each and every issuance by Paradise of any shares of Common Stock of Paradise or options, warrants or other agreements by Paradise to issue its shares of Common Stock.

              8.5 DELIVERY OF ESCROW STOCK. Paradise shall deliver to Maxim the Escrow Stock in accordance with Paragraph 3 above.

              8.6 DELIVERY OF THE CERTIFICATES. Paradise shall deliver to Maxim pursuant to Paragraph 6 above, the Certificates by not later than June 1, 2004.

              8.7 REGISTRATION RIGHTS. PCC shall have piggyback registration rights to any unregistered Common Stock with registration costs to be borne by Paradise. The Certificates shall be registered by Paradise as soon as practicable, but in no event later than the first registration statement filed by the Paradise subsequent to the Closing Date.

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       9.     EVENTS OF DEFAULT AND REMEDIES.

              9.1 DEFAULT. The occurrence of any one or more of the following at the option of PCC constitutes an event of default ("Event of Default") hereunder:

                     (a) Paradise defaults in the payment of principal or interest on the Obligation when and as the same shall become due and payable whether by acceleration thereof or otherwise;

                     (b) Paradise defaults in the performance or observance of any of the covenants and agreements contained in the Documents (other than those relating to payment) and same shall remain unremedied for a period of five
(5) business days after Paradise shall receive written notice of such default from PCC, unless such cure cannot reasonably be completed within said period, then if a remedy is not commenced within said time period and diligently and continuously prosecuted to completion within sixty (60) days following the default;

                     (c) Paradise defaults in the performance or observance of any of the covenants and agreements contained herein or in any other contracts or agreements between Paradise and PCC;

                     (d) Paradise makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or Paradise files any petition for relief under the federal Bankruptcy Code; or any order, judgment or decree is entered adjudicating Paradise bankrupt or insolvent;

                     (e) Paradise petitions or applies to any tribunal for the appointment of a trustee, receiver or liquidator of Paradise, or of any substantial part of the assets of or any proceedings for the voluntary liquidation and dissolution of Paradise under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

                     (f) any such petition or application is filed, or any such proceedings are commenced, against Paradise and Paradise by any act indicates its approval thereof, consent thereto or acquiescence therein, or any order, judgment or decree is entered appointing any such trustee, receiver or liquidator, or approving the petition in any such proceedings and such order, judgment or decree remains unstayed and in effect for more than thirty (30) days;

                     (g) any order, judgment or decree is entered in any proceeding against Paradise decreeing the dissolution of Paradise and such order, judgment or decree remains unstayed and in effect for more than thirty
(30) days; or

              9.2 REMEDIES. Upon the occurrence of any Event of Default as defined in Paragraph 10.1 hereof, PCC may exercise any or all of the following rights and remedies as PCC, in its sole discretion, may deem necessary or appropriate:

                     (a) Declare the Obligation which is then unpaid, immediately due and payable without reduction pursuant to Paragraph 1 hereof and without notice or demand, and accelerate payment of the Obligation notwithstanding contrary terms of payment stated in any of the


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Documents,  and  exercise  all rights and  remedies  available  under any of the
Documents, at law, in equity or otherwise.

                     (b)    Institute  appropriate  proceedings  for  injunctive
relief   (including   specific   performance  of  the  obligations  of  Paradise
hereunder).

                     (c) Terminate any further obligations of PCC under this Agreement.

No failure by PCC to exercise and no delay in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other, further or additional exercise thereof.

       10.    MISCELLANEOUS.

              10.1 GOVERNING LAW. This Agreement and all matters relating to the Loan shall be governed by the laws of the State of Connecticut.

              10.2 MODIFICATION; WAIVER; CONSENT. Any modification, or waiver of any provision of this Agreement, or any consent to any departure by Paradise therefrom, shall not be effective unless the same is in writing and signed by PCC, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. The giving by PCC of any notice to or demand on Paradise not specifically required of PCC hereunder shall not entitle Paradise to any other or further notice or demand in the same, similar or other circumstances.

              10.3 COMMUNICATIONS. All notices, requests, demands, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given
(i) upon hand delivery, (ii) upon receipt by facsimile, (iii) the next business day after delivery to a reputable overnight courier which provides for acknowledgement of receipt, or (iv) three (3) days after deposit in the United States mail by first-class, postage prepaid, registered or certified mail, return receipt requested, as follows:


              (i)    If to PCC, to:

                     Mr. Donald Porter
                     Porter Capital Corporation
                     38-A Grove Street, Suite 201
                     Ridgefield, CT 06877
                     Fax No. (203) 431-6112

                     With a copy to:

                     Louis L. Broudy, Esq.
                     Broudy & Associates, P.C.
                     230 Park Avenue, Suite 2400
                     New York, NY 10169-0446
                     Fax No. (212) 490-3434

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              (ii)   If to Paradise, to:

                     Mr. Kelly T. Hickel,
                     President Paradise Music & Entertainment, Inc. PMB 300 1630 A 30th Street
                     Boulder, Colorado 80301
                     Fax No.  (720) 554-7720

                     With a copy to:

                     Jeffrey Rinde, Esq.
                     Bondy & Schloss
                     60 East 42nd Street
                     New York, NY 10165
                     Fax No. (212) 972-1677

              10.4 ASSIGNMENT. This Agreement may be assigned at any time, in whole or part, by PCC. Paradise may not assign, pledge or hypothecate this Agreement or any interest herein to any person without the prior written consent of PCC.

              10.5   TIME OF ESSENCE. Time is of the essence hereof.

              10.6 SEVERABILITY; TITLES. In case any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed. The titles of the Paragraphs hereof are for reference purposes only and do not constitute part of this Agreement.

              10.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

              10.8 ENTIRE AGREEMENT. This Agreement, together with the other Documents, contains the entire agreement between PCC and Paradise with respect to the subject matter hereof and except as specifically set forth herein supersedes and cancels any prior understandings and agreements between PCC and Paradise with respect to the subject matter hereof.

              10.9 CONFLICT WITH OTHER DOCUMENTS. In the event any provision, term or condition of this Agreement conflicts with the terms or conditions of the other Documents, the terms and conditions of this Agreement shall control.

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              10.10  BINDING  EFFECT;  BENEFIT.  This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of PCC and the successors and permitted assigns of Paradise.

              10.11 ATTORNEYS' FEES. If any legal action is brought to enforce the terms of this Agreement or for damages resulting from a default in the performance of any party's obligations hereunder, the prevailing party shall be entitled to collect its court costs and reasonable attorneys' fees and expenses incurred in the prosecution of such legal action.

              10.12 CONSTRUCTION. Each party has been advised by counsel of its choice, and each knowingly and intentionally waives the applicability of any rule of construction which provides that in the event of ambiguity, the provision in question is to be construed to the detriment of the party responsible for the drafting of the document. This provision shall be applicable to the construction of all of the Documents.

                            [signature page follows]


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


       IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                    PARADISE MUSIC & ENTERTAINMENT, INC.


                                    By: /s/ Kelly T. Hickel
                                        ----------------------------------------
                                           Name:  Kelly T. Hickel
                                           Title: Chairman and President

                                    PORTER CAPITAL CORPORATION


                                    By: /s/ Donald Porter
                                        ----------------------------------------
                                           Name:  Donald Porter
                                           Title: CEO


The provisions of Paragraph 8.2 agreed to:

/s/ Kelly T. Hickel
---------------------------------------------
KELLY T. HICKEL, Individually


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                                   EXHIBIT "A"

                                ESCROW AGREEMENT

























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